EXHIBIT 10.87(b)

                             STOCK PLEDGE AGREEMENT
                             ----------------------

                                                          Date: August 7, 2002

TO :  ERIC LOOS

PLEDGE OF STOCK

      To  induce  you to make a loan of U.S.  $25,000.00  to  Vertical  Computer
Systems as evidenced by its Promissory Note by and between Vertical Computer Systems, Inc., a Delaware corporation ("Company") and you in that amount dated the date of this Stock Pledge Agreement (the "Agreement"), bearing interest at the rate of twelve percent (12%) per annum, and payable to your order on August 16, 2001 (the "Note", which term will include any amendments thereto and substitutions therefor), and in consideration of your making said loan, and to secure payment of all amounts owing under the Note and this Agreement and performance of all of our other obligations under the Note and under this Agreement, we, the undersigned, Mountain Reservoir Corporation ("Pledgor"), hereby pledge to you and grant you a security interest in Ten Million (10,000,000) shares of Vertical Computer Systems common stock.

DEFINITION OF COLLATERAL; METHOD OF SELLING COLLATERAL AND REPAYMENT OF PROMISSORY NOTE

      The term "Collateral" means (i) the shares of stock pledged under the foregoing paragraph (collectively called the "Stock"), and (ii) any cash, securities or other property paid or otherwise distributed on, with respect to, or in exchange for any Collateral. Upon default under this Agreement, you may at any time transfer the stock or any other Collateral into your name or the name of your nominee. The method of repayment of the Promissory Note upon default shall be as follows: Pledgor shall transfer the collateral to the Company or as otherwise directed by the Company. The Company shall open an account and deposit the 10,000,000 Vertical Computer Systems common stock shares with a brokerage firm agreed upon by the parties (the "Broker"). The brokerage firm shall be given instructions which are mutually agreeable to the parties to sell the 10,000,000 shares in such manner to timely repay all sums due the Lender pursuant to the Note. Notwithstanding the foregoing, the parties agree that, in the event of default, the Stock shall be resold as follows: The Broker shall resell the Stock into the market until the principal and interest has been paid pursuant to the terms set forth herein. The Stock shall be sold in increments of 10,000 shares and the stock shall be sold into the public in an orderly and nondisruptive manner. Both parties agree that the Broker shall have the right to sell up to 10% of the daily volume unless otherwise agreed to in writing. In no event shall the Stock be "shorted" as such term is commonly understood. The Company or Pledgor shall have the express right, at any time, to pay any outstanding amounts owed to you and, upon such payment, the Broker shall return any remaining Stock immediately to the Company or Pledgor, as the case may be;

WARRANTIES


      We hereby warrant to you that:

      a.    we are the sole owner of the Stock(s);

                                     1 of 4

      b. the Stock is validly issued, is fully paid and non-assessable, and is not subject to any claim, restriction, lien or other encumbrance except as provided in this Agreement, except that the stock is subject to SEC Rule 144;

      c. we may pledge and grant a security interest in the Stock without obtaining the approval of any other person, corporation, partnership, or other entity, or any governmental authority,


PROHIBITION ON TRANSFER OF COLLATERAL

      We agree that we will not sell, transfer, assign or encumber any of our rights in any of the Collateral or grant any rights in or to any of the Collateral except pursuant to this Agreement.


DEFAULT

      Upon a default under any of the provisions of the Note, or if any warranty by us hereunder is incorrect, or if we fail to perform any of our obligations under this Agreement (any such default or breach of warranty or failure being herein called "a default under this Agreement"), you may, without notice, take such action as you deem advisable with respect to the Collateral, including, without limitation, selling any of the Collateral at public or private sale on such terms as you deem appropriate; and you are also authorized as our attorney-in-fact to endorse or otherwise effect the transfer of any of the Collateral. At any such sale you may be the purchaser.

REMEDIES; ORDER OF PURSUIT

      You shall not be required to resort to or pursue any of your rights or remedies under or with respect to any other agreement or any other collateral before pursuing any of your rights or remedies under this Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

DELAY; WAIVER

      The failure or delay by you in exercising any of your rights hereunder or with respect to the Note or any other collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

EXPENSES

      We agree to pay on demand (a) all expenses (including, without limitation, legal fees and disbursements) incurred by you in connection with the negotiation and preparation of this Agreement and the perfection of your security interest in any of the Collateral, and (b) all expenses of enforcing the provisions of this Agreement and your rights against any of the Collateral, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

WHERE TO MAKE PAYMENTS

                                     2 of 4

      All payments under this Agreement shall be made in lawful currency of the United States of America in immediately available funds at the address as provided in the Note, or in such other manner or at such other place as you shall designate in writing.


GOVERNING LAW; AGENT FOR SERVICE OF PROCESS

      This Agreement and your rights and our obligations hereunder shall be governed by and construed in accordance with the law of the State of California. We agree that any legal action or proceeding with respect to this Agreement or any of the Collateral may be brought in the courts of the State of California and of the United States having jurisdiction in the County of Los Angeles and State of California and for the purpose of any such legal action or proceeding, we hereby submit to the non-exclusive jurisdiction of such courts and agree not to raise and waive any objection we may have based upon personal jurisdiction or the venue of any such court or forum non conveniens. We agree not to bring any action or other proceeding with respect to this Agreement or any of our obligations under this Agreement in any other court unless such courts of the State of California and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this Agreement, we hereby irrevocably appoint Gary L. Blum, Esq., 3278 Wilshire Blvd., #603, Los Angeles, CA 90010, our agent to receive service of process for us and on our behalf.

      We will at all times maintain an agent to receive service of process in California, on our behalf with respect to this Agreement, and in the event that, for any reason, the agent named above or any successor agent shall no longer serve as our agent to receive service of process in California, we shall promptly appoint a successor and advise you thereof.


AMENDMENT

      This Agreement may only be amended by an instrument in writing signed by you and us.


                                    Very truly yours,

                                    PLEDGEE

                                    ERIC LOOS

                                    ___________________________________________
                                    By: Eric Loos


                                    PLEDGOR


                              AGREED:

                                    MOUNTAIN RESERVOIR CORPORATION


                                     3 of 4

                                    ___________________________________________

                                    By: Frank Mento, President

                                     4 of 4